As Filed with the Securities and Exchange Commission on January 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2016

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Monsanto Company’s 2016 Annual Meeting on January 29, 2016, of the 440,267,001 shares outstanding and entitled to vote, 378,499,943 shares were represented, constituting a 85.97% quorum. Each matter was determined by a majority of votes cast.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board’s nominees for director were elected to serve until the Company’s 2017 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Gregory H. Boyce	347,991,532	99.73%	917,289	0.26%	1,796,192	27,794,930
David L. Chicoine, Ph.D	348,050,295	99.74%	876,357	0.25%	1,778,361	27,794,930
Janice L. Fields	347,958,694	99.72%	973,674	0.27%	1,772,645	27,794,930
Hugh Grant	336,855,324	96.87%	10,883,383	3.12%	2,966,306	27,794,930
Arthur H. Harper	348,005,659	99.73%	938,597	0.26%	1,760,757	27,794,930
Laura K. Ipsen	348,059,251	99.75%	859,602	0.24%	1,786,160	27,794,930
Marcos M. Lutz	343,548,750	98.46%	5,369,151	1.53%	1,787,112	27,794,930
C. Steven McMillan	345,358,739	99.13%	2,998,846	0.86%	2,347,428	27,794,930
Jon R. Moeller	348,076,828	99.76%	836,051	0.23%	1,792,134	27,794,930
William U. Parfet	344,076,636	98.76%	4,318,081	1.23%	2,310,296	27,794,930
George H. Poste, Ph.D., D.V.M.	347,681,796	99.64%	1,229,095	0.35%	1,794,122	27,794,930
Robert J. Stevens	345,340,034	99.13%	3,024,355	0.86%	2,340,624	27,794,930
Patricia Verduin, Ph.D.	348,076,438	99.75%	851,017	0.24%	1,777,558	27,794,930

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
373,997,614	99.29%	2,667,017	0.70%	1,835,312	—

Item No. 3:	ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
336,462,838	96.73%	11,349,216	3.26%	2,892,959	27,794,930

Item No. 4:	CODE SECTION 162(m) ANNUAL INCENTIVE PLAN APPROVAL

The shareowners approved the material terms of the performance goal and a change to the maximum award used for determining awards to certain executive officers by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
343,243,608	98.47%	5,310,808	1.52%	2,150,597	27,794,930

Item No. 5:	SHAREOWNER PROPOSAL: GLYPHOSATE REPORT

The shareowners did not approve the shareowner proposal presented at the meeting requesting a glyphosate report, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
17,201,645	5.33%	305,498,211	94.66%	28,005,157	27,794,930

Item No.6:	SHAREOWNER PROPOSAL: LOBBYING REPORT

The shareowners did not approve the shareowner proposal presented at the meeting requesting a lobbying report, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
68,161,390	20.81%	259,327,606	79.18%	23,216,017	27,794,930

Item No.7:	SHAREOWNER PROPOSAL: INDEPENDENT BOARD CHAIRMAN

The shareowners did not approve the shareowner proposal presented at the meeting requesting an independent board chairman, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
51,894,457	14.89%	296,516,578	85.10%	2,293,978	27,794,930

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2016

MONSANTO COMPANY

By: /s/ Michelle Bushore
Name: Michelle Bushore
Title: Assistant Secretary

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